Exhibit 10.1

BORROWING BASE REDETERMINATION AGREEMENT

THIS BORROWING BASE REDETERMINATION AGREEMENT (hereinafter called this “Agreement”) is entered into as of October 27, 2017, by and among MIDSTATES PETROLEUM COMPANY, INC., a Delaware corporation (the “Parent”), MIDSTATES PETROLEUM COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, Parent, Borrower, Administrative Agent, the Issuing Lender, the Swing Line Lender and the lenders party thereto (the “Lenders”) are parties to that certain Senior Secured Credit Agreement dated as of October 21, 2016 (as amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), whereby the Lenders have agreed to make certain loans and other credit extensions to Borrower upon the terms and conditions set forth therein;

WHEREAS, the Borrower and Parent intend to sell, transfer, convey or otherwise dispose of the Borrower’s oil and gas properties in the Anadarko Basin in Texas and Oklahoma (the “Anadarko Properties”, and any disposition thereof, an “Anadarko Disposition”);

WHEREAS, the Borrower has requested that, upon the consummation of any Anadarko Disposition, the applicable Anadarko Properties and any personal property directly related thereto disposed of thereby be released from the lien and security interest of the Security Documents; and

WHEREAS, the Administrative Agent and the Lenders party hereto have determined that the currently effective Borrowing Base of $170,000,000 shall be maintained at $170,000,000 until otherwise redetermined in accordance with the Credit Agreement (which affirmation of the currently effective Borrowing Base of $170,000,000 shall constitute the October 1, 2017 Scheduled Borrowing Base Determination).

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Agreement hereby agree as follows:

Section 1.              Terms Defined in Credit Agreement.  As used in this Agreement, except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement shall have the same meaning herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2.              Scheduled Borrowing Base Redetermination.

(a)           Pursuant to Section 2.04(a) of the Credit Agreement, the currently effective Borrowing Base of $170,000,000 shall be maintained at $170,000,000 until otherwise redetermined in accordance with the Credit Agreement.

(b)           Both the Parent and the Borrower, on the one hand, and the Administrative Agent and the Lenders party hereto, on the other hand, agree that the redetermination of the Borrowing Base pursuant to clause (a) of this Section 2 shall constitute the Scheduled Borrowing Base Redetermination for October 1, 2017 (and shall not constitute a discretionary redetermination of the Borrowing Base by either the Borrower, on the one hand, or the Administrative Agent or Lenders, on the other hand, pursuant to Section 2.04(e) of the Credit Agreement).

(c)           Both the Parent and the Borrower, on the one hand, and the Administrative Agent and the Lenders party hereto, on the other hand, further acknowledge and agree that (i) for purposes of the redetermination of the Borrowing Base pursuant to clause (a) of this Section 2, the Anadarko Properties were not given any value in the determination of the Borrowing Base for purposes of the Credit Agreement or other Loan Documents (regardless of whether the Anadarko Properties were included in the most recently delivered Reserve Report), and (ii) the Anadarko Disposition shall be permitted upon satisfaction of the conditions of Section 8.02(d) of the Credit Agreement, provided, however, that (inasmuch as the Anadarko Properties have been given no value in the Scheduled Borrowing Base Redetermination for October 1, 2017) the Anadarko Properties shall be excluded from, and given no value in, the calculation of the Combined Disposition/Derivative Threshold to the extent any Anadarko Disposition is consummated during the period between the Agreement Effective Date and the Scheduled Borrowing Base Determination for spring 2018 (unless, prior to the Scheduled Borrowing Base Determination for spring 2018, the Borrowing Base is otherwise redetermined in accordance with the Credit Agreement and the Anadarko Properties are given positive value in such redetermination of the Borrowing Base).

Section 3.              Conditions of Agreement Effective Date.  This Agreement will become effective on the date on which each of the following conditions precedent are satisfied (the “Agreement Effective Date”):

(a)           Borrower, Parent and Lenders comprising at least the Required Lenders shall have delivered to Administrative Agent duly executed counterparts of this Agreement and Administrative Agent shall have acknowledged this Agreement; and

(b)           Borrower and Parent shall have acknowledged and confirmed to Administrative Agent and the Lenders, and by its execution and delivery of this Agreement each of Borrower and Parent does hereby acknowledge and confirm to Administrative Agent and the Lenders, that, after giving effect to this Agreement (i) the representations and warranties in Article VI of the Credit Agreement shall be true and correct in all material respects (except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), on and as of the Agreement Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date in which case they shall be true and correct as of such earlier date in all material respects, except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing.

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Section 4.              Authorization to Release Mortgages and Related Personal Property.  Each of the Lenders party hereto hereby authorizes the Administrative Agent to execute and deliver to the Borrower (or its designee) concurrently with the consummation of the Anadarko Disposition instruments or other agreements terminating and releasing the Security Documents covering the portion of the Borrower’s, Parent’s or their respective Subsidiaries’ Oil and Gas Properties and any personal property directly related thereto disposed of thereby.

Section 5.              Representations and Warranties.  On the Agreement Effective Date, each of Parent and Borrower represents and warrants to Administrative Agent and each of the Lenders that:

(a)           Each Loan Party: (i) is validly existing and (ii) has the power and authority to execute, deliver, and perform its obligations under this Agreement and each other Loan Document to which it is a party except where such failure does not constitute a Default and could not reasonably be expected to have a Material Adverse Effect.

(b)           The execution, delivery and performance by each of Parent and Borrower of this Agreement and each other Loan Document to which it is a party has been duly authorized by all necessary limited liability company or corporate action of Parent or Borrower, as applicable, and does not and will not contravene the terms of any of such Person’s Organization Documents.

(c)           This Agreement and each other Loan Document to which each Loan Party is a party constitutes the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 6.              Reference to and Effect on the Credit Agreement.

(a)           Upon the Agreement Effective Date and thereafter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

(b)           Except as specifically amended or otherwise modified by this Agreement, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

Section 7.              Cost and Expenses.  Each of Parent and Borrower agrees to pay fees and expenses in connection with this Agreement pursuant to the terms and conditions of Section 12.04(a) of the Credit Agreement.

Section 8.              Extent of Agreements.  Except as specifically set forth in this Agreement, the Credit Agreement and the other Loan Documents are not amended, waived, modified or affected hereby.  Each of Parent and Borrower hereby ratifies and confirms that (i) except as specifically set forth in this Agreement, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with

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their respective terms, (iii) the Collateral is unimpaired by this Agreement, and (iv) except as specifically set forth in this Agreement, each of Administrative Agent, each Issuing Lender and each Lender shall have and retain unimpaired any and all rights that it may now or hereafter have under or in connection with the Credit Agreement (as modified hereby) or any other Loan Document (including its right to insist on strict compliance with the Credit Agreement (as modified hereby) or other Loan Document).

Section 9.              Execution and Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic transmission (e.g. .pdf) shall be equally as effective as delivery of a manually executed counterpart of this Agreement.

Section 10.            Governing Law.  This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York, except to the extent that federal laws of the United States of America apply.

Section 11.            Headings.  Section headings in this Agreement are included herein for convenience and reference only and shall not constitute a part of this Agreement for any other purpose.

Section 12.            No Waiver.  Borrower hereby agrees that, except as expressly set forth in this Agreement, no Default or Event of Default has been waived or remedied by the execution of this Agreement by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.  Nothing contained in this Agreement nor any past indulgence by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, nor any other action or inaction on behalf of Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender shall constitute or be deemed to constitute an election of remedies by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender.

Section 13.            Loan Document.  This Agreement is a Loan Document.

Section 14.            Severability.  The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

Section 15.            NO ORAL AGREEMENTS.  THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS.  THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ADMINISTRATIVE AGENT, THE SWING LINE LENDER, ANY ISSUING LENDER AND/OR LENDERS (TOGETHER WITH THE FEE LETTERS)

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REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

MIDSTATES PETROLEUM COMPANY LLC, a
Delaware limited liability company, as Borrower

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	President and Chief Executive Officer

MIDSTATES PETROLEUM COMPANY, INC., a
Delaware corporation, as Parent

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	President and Chief Executive Officer

SUNTRUST BANK, as Administrative Agent

By:	/s/ Benjamin L. Brown
	Name:	Benjamin L. Brown
	Title:	Director

SUNTRUST BANK, as a Lender

By:	/s/ Benjamin L. Brown
	Name:	Benjamin L. Brown
	Title:	Director

MORGAN STANLEY SENIOR FUNDING, Inc., as a Lender

By:	/s/ Kevin Newman
	Name:	Kevin Newman
	Title:	Vice President

CAPITAL ONE, N.A., as a Lender

By:	/s/ Nancy Mak
	Name:	Nancy Mak
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

Natixis New York Branch, as a Lender

By:	/s/ Brice Le Foyer
	Name:	Brice Le Foyer
	Title:	Director

By:	/s/ Ajay Prakash
	Name:	Ajay Prakash
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Max Sonnonstine
	Name:	Max Sonnonstine
	Title:	Director

CREDIT SUISSE LOAN FUNDING LLC, as a Lender

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Emilee Scott
	Name:	Emilee Scott
	Title:	Authorized Signatory

GOLDMAN LENDING PARTNERS LLC, as a Lender

By:	/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory